                                                                     Exhibit 1.1


                           LeapFrog Enterprises, Inc.

                                   Shares a/
                              Class A Common Stock
                          ($0.0001 par value)

                             Underwriting Agreement


                                                              New York, New York
                                                                  ________, 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

      LeapFrog Enterprises, Inc., a corporation organized under the laws of Delaware (the "Company"), and the persons named in Schedule II hereto (the "Selling Stockholders") propose to sell to the several underwriters named in
Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, ______ and _______________, shares, respectively, of Class A Common Stock, $0.0001 par value ("Common Stock") of the Company (said shares to be sold by the Company and the Selling Stockholders being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to ____________ additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities"). To the extent there are no additional Underwriters listed on
Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule II, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall


--------

    a/ Plus an option to purchase from the Company, up to additional
_________ Securities to cover over-allotments.
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                                                                               2


include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 17 hereof.

      As part of the offering contemplated by this Agreement, Salomon Smith Barney Inc. has agreed to reserve out of the Securities set forth opposite its name on the Schedule I to this Agreement, up to _______ shares, for sale to the Company's employees, officers, and directors and other parties associated with the Company (collectively, "Participants"), as set forth in the Prospectus under the heading "Underwriting" (the "Directed Share Program"). The Securities to be sold by Salomon Smith Barney Inc. pursuant to the Directed Share Program (the "Directed Shares") will be sold by Salomon Smith Barney Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participants by the end of the business day immediately following the date on which this Agreement is executed will be offered to the public by Salomon Smith Barney Inc. as set forth in the Prospectus.

            1. Representations and Warranties.

            (i) The Company and each of the Selling Stockholders jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

            (a) The Company has prepared and filed with the Commission a registration statement (file number 333-86898) on Form S-1, including a related preliminary prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

            (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option

      Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Stockholders make no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

            (c) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect on the Company;

            (d) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus and except as prohibited in the Amended and Restated Loan and Security Agreement by and among the Company, the lenders that are signatories thereto and Foothill Capital Corporation, dated as of July 10, 2001, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances;

            (e) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this

      Agreement, will be fully paid and nonassessable; the Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding, and all outstanding options and warrants have been duly and validly authorized and issued and have been issued in compliance with all applicable federal and state securities laws.

            (f) There is no franchise, contract or other document of a character required to be described in the Registration STATEMENT or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Certain United States Tax Considerations to Non-United States Holders," "Risk Factors--Third parties have claimed, and may claim in the future, that we are infringing their intellectual property rights, which may cause us to incur significant litigation or licensing expenses or to stop selling some or all of our products or using some of our trademarks," "Risk Factors--Our intellectual property rights may not prevent our competitors from using our technologies or similar technologies to develop competing products, which could weaken our competitive position and harm our operating results, "Business--Intellectual Property," and "Business--Legal Proceedings" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

            (g) This Agreement has been duly authorized, executed and delivered by the Company.

            (h) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

            (j) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties.

            (k) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

            (l) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Prospectus and Registration Statement fairly present, on the basis stated in the Prospectus and the Registration Statement, the information included therein.

            (m) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance by the Company of its obligations under this Agreement or the consummation by it of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (n) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

            (o) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the

      Company or such subsidiary or any of its properties, as applicable except, with respect to clause (ii), any such violations or defaults that would, individually or in the aggregate, have a Material Adverse Effect.

            (p) Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

            (q) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

            (r) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (s) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers, that could have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (t) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance held by the Company insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (u) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

            (v) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (w) The Company and its subsidiaries, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (x) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (y) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the use, disposal or release of hazardous or toxic substances relating to protection or restoration of the environment or relating to human exposure to hazardous or toxic substances, wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). Except as set forth in the Prospectus, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

            (z) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. The Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (aa) The subsidiaries listed on Annex A attached hereto are the only subsidiaries of the Company, none of which are significant subsidiaries as defined by Rule 1-02 of Regulation S-X and combined such subsidiaries do not constitute a significant subsidiary as defined by Rule 1-02 of Regulation S-X.

            (bb) Except as described in the Prospectus, the Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the "Intellectual Property") necessary for the conduct of the Company's business as now conducted or as proposed in the Prospectus to be conducted. Except as set forth in the Prospectus under the captions "Risk Factors--Third parties have claimed, and may claim in the future, that we are infringing their intellectual property rights, which may cause us to incur significant litigation or licensing expenses or to stop selling some or all of our products or using some of our trademarks," "Risk Factors--Our intellectual property rights may not prevent our competitors from using our technologies or similar technologies to develop competing products, which could weaken our competitive position and harm our operating results," "Business--Intellectual Property" or "Business--Legal Proceedings" (a) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property owned by the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim, and, with respect to any Intellectual Property not owned by the Company, the

      Company does not know of any such action, suit, proceeding or claim; (b) there is no pending, or to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other facts which would form a reasonable basis for any such claim; (c) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property owned by the Company, and with respect to any Intellectual Property not owned by the Company, the Company is unaware of any such action, suit, proceeding or claim, and, in either case, the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) the Company believes that each of its patents is valid and enforceable; however, the Company does not represent that it has performed any validity or enforceability analysis with respect to any of its patents; and (f) the Company believes that it has complied with its duty of candor and good faith in dealing with the U.S. Patent and Trademark Office with respect to all of its pending patent applications.

            (cc) The statements contained in the Prospectus under the captions "Risk Factors--Third parties have claimed, and may claim in the future, that we are infringing their intellectual property rights, which may cause us to incur significant litigation or licensing expenses or to stop selling some or all of our products or using some of our trademarks," "Risk Factors--Our intellectual property rights may not prevent our competitors from using our technologies or similar technologies to develop competing products, which could weaken our competitive position and harm our operating results," "Business--Intellectual Property" and "Business--Legal Proceedings," insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

            (dd) Except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of Salomon Smith Barney Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Salomon Smith Barney Holdings Inc.

            (ee) The Company has not offered, or caused the Underwriters to offer, Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

            (ff) Furthermore, the Company represents and warrants to Salomon Smith Barney Inc. that (i) the Registration Statement, the Prospectus and any preliminary prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

            Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

            (ii) Each Selling Stockholder, on his own behalf and not jointly, represents and warrants to, and agrees with, each Underwriter that:

            (a) Such Selling Stockholder is the record and beneficial owner of the Securities to be sold by such Selling Stockholder hereunder free and clear of all liens, encumbrances, equities and claims and has duly endorsed such Securities in blank; the Securities to be sold by such Selling Stockholder pursuant to this Agreement are certificated securities in registered form and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York ("UCC"). Such Selling Stockholder has, and on the Closing Date will have, full right, power and authority to hold, sell, transfer and deliver the Securities to be sold by such Selling Stockholder pursuant to this Agreement; and upon the Underwriters' acquiring possession of such Securities (or an agent's acquiring possession of such Securities on the Underwriters' behalf) and paying the purchase price therefore as herein contemplated, the Underwriters will acquire their respective interests in such Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Securities) free of any adverse claim.

            (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (c) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

            (d) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody
      Agreement"), with                    , as Custodian (the "Custodian");
      the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

            (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

            Any certificate signed by any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

            (iii) Knowledge Universe, L.L.C. ("KU") represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1(iii):

            (a) On the Effective Date and at the Execution Time, the portions of the Registration Statement in (i) footnote 5 under the heading "The Offering," (ii) the second and third sentences of the third paragraph and the entire fourth paragraph under the heading "Risk Factors -- Knowledge Universe, which is jointly controlled by Lawrence J. Ellison, Michael R. Milken and Lowell J. Milken, will control all stockholder voting power as well as our board of directors after this offering," (iii) the first and second paragraphs under the heading "Risk Factors - Conflicts of interest may arise between Knowledge Universe and its other affiliates and us,"
      (iv) the second and third sentences of the first paragraph and the last sentence of the third paragraph under the heading "Related Party

      Transactions" in the Management's Discussion and Analysis of Financial Condition and Results of Operations section, (v) the sixth sentence of the first paragraph under the heading "Compensation Committee Interlocks and Insider Participation" in the Management section, (vi) the "$265,000" in the column headed "Annual Compensation" in the table entitled "Summary Compensation Table" in the Management section (subject to the explanation provided in footnote 2 under such table) and the first and second sentences of such footnote 2, (vii) the second and third sentences of the fourth paragraph, the last sentence of the ninth paragraph, the fourth and fifth sentences of the eleventh paragraph (including the occurrence of such sentences under the heading "8. Related Party Transactions" in the notes to the Financial Statements), the last two sentences of the twelfth paragraph (including the occurrence of such sentences under the heading "8. Related Party Transactions" in the notes to the Financial Statements), the penultimate sentence of the thirteenth paragraph and the second sentence of the fourteenth paragraph (including the occurrence of such sentence under the heading "8. Related Party Transactions" in the notes to the Financial Statements) under the heading "Related Party Transactions,"
      (viii) the sixth and eighth sentences of the "Conversion Rights" paragraph under the heading "Description of Capital Stock - Common Stock," and (ix) the second paragraph, footnotes (4) and (5), the first and second sentences of footnote (10) and the second bullet of each of footnotes (17) and (20) under the heading "Principal and Selling Stockholders," (clauses
      (i) through (ix) being collectively referred to herein as the "KU Information") did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the KU Information contained in the Registration Statement, did not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the KU Information contained in the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) KU has been duly organized and is validly existing under the laws of the State of Delaware with full power and authority to enter into this Agreement.

            (c) This Agreement has been duly authorized, executed and delivered by KU.

            (d) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of (i) KU, (ii) any subsidiary of KU that directly or indirectly owns any capital stock of the Company, or (iii) any direct or indirect controlling owner of KU (collectively, the persons and entities in clauses (i), (ii) and (iii) being referred to herein as, and each such person or entity being a "Relevant KU Entity") pursuant to, (A) the charter, limited liability company agreement or other organizational document or by-laws of any Relevant KU Entity, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any Relevant KU Entity is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to any Relevant KU Entity of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any Relevant KU Entity or any of its or their properties.

            (e) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Relevant KU Entity or its or their property is pending or, to the best knowledge of KU, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by KU or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (f) No Relevant KU Entity has taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (g) KU has made available to Shearman & Sterling, counsel for the Underwriters, complete and accurate copies of all agreements, instruments and other documents that govern the management, voting and control of the Relevant KU Entities (the "KU Governing Documents"), except for (i) agreements, instruments or other documents that could not reasonably be expected to materially alter the management, voting and control of the Relevant KU Entities as such management, voting and control is described in the KU Governing Documents, and (ii) redactions of provisions in the KU Governing Documents, none of which are material to the management, voting or control of the Relevant KU Entities.

            (h) The ownership by the controlling owners of KU of, and the activities of such owners in connection with their ownership of the Company, and any activities undertaken by such persons or entities on behalf of or in connection with or affecting the Company and its subsidiaries since the organization of the Company (collectively, the "Ownership Activities"), have not conflicted or violated, and do not conflict with or violate, any court order or other legally binding agreement or document binding upon or affecting such persons or entities, including without limitation any of the foregoing imposed or applicable pursuant to Securities and Exchange Commission v. Drexel Burnham Lambert Incorporated, et al. (S.D.N.Y. 1990) and Securities and Exchange Commission v. Michael R. Milken, et al. (S.D.N.Y. 1998), and to KU's knowledge the Ownership Activities have not conflicted or violated, and do not conflict with or violate, any law, statute or regulation applicable to such persons or entities, except for conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

            (i) None of KU or any of its majority-owned subsidiaries is an "investment company" as defined in the Investment Company Act of 1940, as amended.

            (j) Ridgeview Associates LLC is controlled only by Michael R. Milken and Lowell J. Milken; Mollusk LLC is controlled only by Lawrence J. Ellison.

            Any certificate signed by KU and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by KU, as to matters covered thereby, to each Underwriter.

            2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders, at a purchase price of $________ per share, the number of Underwritten Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Securities to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Securities to be purchased by all of the Underwriters from the Company and all of the Selling Stockholders hereunder.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to
      Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Such Option Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Underwritten Securities set forth opposite such Underwriter's name in
Schedule I bears to the total number of shares of Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

            3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on
        , 2002, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders, if applicable, to or upon the order of the Company and each of the Selling Stockholders, if applicable, by wire transfer payable in same-day funds to the accounts specified by the Company and each of the Selling Stockholders, if applicable. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

            Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

            If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the accounts specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

            4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

            5.  Agreements.

            (i)  The Company agrees with the several Underwriters that:

            (a) The Company will use its best efforts to cause the Registration

      Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this
      Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

            (c) As soon as reasonably practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

            (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (f) The Company will not, without the prior written consent of Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. ("Merrill Lynch"), offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock other than the Securities; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement, provided, however, that the Company may (i) file a registration statement on Form S-8, (ii) issue and sell Common Stock pursuant to any employee equity incentive plan, stock ownership plan, director equity incentive plan, employee stock purchase plan or dividend reinvestment plan of the Company in effect at the Execution Time or as described in the Prospectus and (iii) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

            (g) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings);
      (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

            (i) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. Salomon Smith Barney Inc. will notify the Company as to which Participants will need to be so restricted. The Company will direct the removal of such transfer restrictions upon the expiration of such period of time.

            (j) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program (including the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Directed Share Program materials) and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

            Furthermore, the Company covenants with Salomon Smith Barney Inc. that the Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed

      Shares are offered in connection with the Directed Share Program.

            (ii) Each Selling Stockholder agrees with the several Underwriters that:

            (a) Such Selling Stockholder will not, without the prior written consent of Salomon Smith Barney Inc. and Merrill Lynch, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder) directly or indirectly, or file (or participate in the filing
      of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock other than the Underwritten Securities to be sold by such Selling Stockholder, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc. and Merrill Lynch.

            (b) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectus which comes to the attention of such Selling Stockholder.

            (d) Such Selling Stockholder will pay all fees and expenses incident to the performance of his obligations under this Agreement which are not otherwise specifically provided for herein, including but not limited to
      (i) fees and expenses of counsel and other advisors for such Selling Stockholder[, (ii) fees and expenses of the Custodian,] and (iii) expenses and taxes incident to the sale and delivery of the Underwritten Securities to be sold by such Selling Stockholder to the Underwriters hereunder.

      This section 5(ii) shall not affect or modify any separate, valid agreement, if any, relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Stockholders, on the other hand.

            (iii) KU agrees with the several Underwriters that:

                  (a) KU will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the KU to facilitate the sale or resale of the Securities.

                  (b) KU will not, without the prior written consent of Salomon Smith Barney Inc. and Merrill Lynch, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by KU or any affiliate of KU or any person in privity with KU or any affiliate of KU) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock other than the Securities, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement, except for (i) the transfer of shares of capital stock of the Company pursuant to the options described in the Registration Statement in footnotes 4, 10 (formerly 9), 17 and 20 to the table under the heading "Principal and Selling Stockholders," (ii) the transfer of shares of capital stock of the Company to any affiliates and/or members of KU or to any of their respective affiliates and/or members and (iii) the transfer of shares of capital stock of the Company as bona fide gifts approved by Merrill Lynch and Salomon Smith Barney Inc., provided that any transferee pursuant to the foregoing clauses (i) or (ii) agrees in writing to be bound by the terms of this Section 5(iii)(c).

            6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

            (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

            (b) The Representatives shall have received from Cooley Godward LLP, counsel for the Company and the Selling Stockholders, such opinions, dated the Closing Date and addressed to the Representatives, in the form and substance satisfactory to the counsel for the Underwriters, to the effect as set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (c) The Representatives shall have received from Shearman & Sterling, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (d) The Representatives shall have received from Townsend and Townsend and Crew LLP, intellectual property counsel for the Company, such opinion or opinions, dated the Closing Date and addressed to the Representatives, in the form and substance satisfactory to counsel for the Underwriters, to the effect as set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (e) The Representatives shall have received from Latham & Watkins, special counsel for the Company, such opinion or opinions, dated the Closing Date and addressed to the Representatives, in the form and substance satisfactory to counsel for the Underwriters, to the effect as set forth in Exhibit D hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (f) The Representatives shall have received from Maron & Sandler, special counsel for the Company, such opinion or opinions, dated the Closing Date and addressed to the Representatives, in the form and substance satisfactory to counsel for the Underwriters, to the effect as set forth in Exhibit E hereto and to such further effect as counsel to the Underwriters may reasonably request.

            (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

                  (i) the representations and warranties of the Company in this
            Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

            (h) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct on and as of the Closing Date to the same effect as if made on the Closing Date.

            (i) The Company shall have requested and caused Ernst & Young LLP to have furnished to the Representatives letters, at the Execution Time and at the Closing Date, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the three-month period ended March 31, 2002 and as at March 31, 2002, in accordance with Statement on Auditing Standards No. 71, and stating in effect that:

                  (i) in their opinion the audited financial statements and
            financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the Commission;

                  (ii) on the basis of a reading of the latest unaudited
            financial statements made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the three-month period ended March 31, 2002, and as at March 31, 2002, carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the compensation committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to December 31, 2001, nothing came to their attention which caused them to believe that:

                        (1) any unaudited financial statements included in the
                  Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                        (2) with respect to the period subsequent to March 31,
                  2002, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company and its subsidiaries or decreases in working capital or the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the March 31, 2002 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 2002 to such specified date there were any decreases, as compared with the correspondence period in the preceding year in net sales, income (loss) from operations, or income (loss) before provision for income taxes or in total or per share amounts of net income (loss) of the Company and its subsidiaries except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                        (3) the information included in the Registration
                  Statement
                  and Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K;

                  (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary," "Risk Factors," "Use of Proceeds," "Dividend Policy," "Capitalization," "Dilution," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operation," "Business," "Management," "Related Party Transactions" and "Principal and Selling Stockholders" in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

      References to the Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

            (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (1) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or
      (2) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause
      (1) or (2) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (k) Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (l) The Securities shall have been listed and admitted and authorized for trading on the New York Stock Exchange and satisfactory evidence of such actions shall have been provided to the Representatives.

            (m) At the Execution Time, the Company shall have furnished to the Representatives a letter addressed to the Representatives substantially in the form of Exhibit A-1 hereto from each officer and director of the Company, FrogPond, LLC, each option holder of the Company, and substantially all of the other stockholders of the Company (except with respect to (i) the Underwritten Securities to be sold by the Selling Stockholders, (ii) any of the Securities purchased by the signatory (other than the Company's directors and officers as defined under Rule 16(a)-1(f) of the Exchange Act) to such letter in the offering contemplated by this Agreement and (iii) any affiliate, subsidiary or employee of KU that is a stockholder of the Company, in which case subsection (n) below shall apply).

            (n) At the Execution Time, the Company shall have furnished to the Representatives a letter addressed to the Representatives substantially in the form of Exhibit A-2 hereto from each affiliate, subsidiary or employee of KU that is a stockholder of the Company.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 6 shall be delivered at the office of Shearman & Sterling, counsel for the Underwriters, at 555 California Street, 20th Floor, San Francisco, California, 94104-1522, on the Closing Date.

            7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholders to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

            8. Indemnification and Contribution. (a) The Company and each of Timothy M. Bender, Mark B. Flowers, Robert W. Lally and James M. Marggraff (the "Primary Selling Stockholders"), jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Primary Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person,
(y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Primary Selling Stockholders may otherwise have.

            (b) The Company agrees to indemnify and hold harmless Salomon Smith Barney Inc., the directors, officers, employees and agents of Salomon Smith Barney Inc. and each person, who controls Salomon Smith Barney Inc. within the meaning of either the Act or the Exchange Act ("Salomon Smith Barney Inc. Entities"), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof)
(i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to the Prospectus or any preliminary prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, when considered in conjunction with the Prospectus or any applicable preliminary prospectus, not misleading; (ii) are caused by the failure of any Participant to pay for and accept delivery of the Directed Shares allocated by the Company to such Participant; or (iii) relate to, arise out of, or occur in connection with the Directed Share Program, provided that, in the case of clause (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of Salomon Smith Barney Inc. specifically for inclusion therein and that in the case of clause (iii) the Company will not be liable to the extent that such loss, claim, damage or liability results from the gross negligence or willful misconduct of Salomon Smith Barney Inc.

            (c) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, and each other Selling Stockholder against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only with reference to information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Selling Stockholder may otherwise have.

            (d) KU agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the KU Information set forth in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the KU Information a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that with respect to any untrue statement or omission of material fact made in any Preliminary Prospectus with respect to KU Information, the indemnity agreement contained in this Section 8(d) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus with respect to KU information was corrected in the Prospectus, and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

            (e) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, KU, each of its directors and officers and each person who controls KU within the meaning of either the Act or the Exchange Act, and each Selling Stockholder against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company, KU and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the

Prospectus.

            (f) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b), (c), (d) or (e) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c), (d) or (e) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to paragraph (b) of this Section 8 hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Salomon Smith Barney Entities for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.

            (g) In the event that the indemnity provided in paragraph (a), (b),
(c), (d) or (e) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Primary Selling Stockholders, jointly and severally, and each of the other Selling Stockholders, KU and the Underwriters, severally, agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, KU, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Primary Selling Stockholders, jointly and severally, and each of the other Selling Stockholders, KU and the Underwriters, severally, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and each Selling Stockholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, KU or each Selling Stockholder on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, KU, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (g), (i) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (ii) the provisions of this paragraph (g) shall only apply to KU to the extent that the statements or omissions which resulted in such Losses relate to the KU Information. For purposes of this Section 8, each person who controls KU or an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of KU or an Underwriter shall have the same rights to contribution as KU or such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (g).

            (h) The liability of each Selling Stockholder under such Selling

Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

            9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

            10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

            11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the

Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

            12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Salomon Smith Barney Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to LeapFrog Enterprises, Inc. (fax no.: (510) 520-5001) 6401 Hollis Street, Suite 150, Emeryville, California, 94608, attention of the Legal Department; and confirmed to it at Cooley Godward LLP at One Maritime Plaza, San Francisco, California 94111, Attention: Kenneth L. Guernsey, Esq., (fax no.: (415) 951-3699) or if sent to KU, will be mailed, delivered or telefaxed to 844 Moraga Drive, Los Angeles, California 90049 (fax no.: (310) 440-3690 ), Attention:
Stanley E. Maron, Esq., or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

            13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

            14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

            15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

            16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

            17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

            "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

            "Commission" shall mean the Securities and Exchange Commission.

            "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

            "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

            "Material Adverse Effect" shall mean a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

            "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph 1(i)(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

            "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

            "Registration Statement" shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

            "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

            "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

            "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder(s) and the several Underwriters.

                                    Very truly yours,

                                    LEAPFROG ENTERPRISES, INC.


                                    By:  _____________________
                                         Name:
                                         Title:


                                    SELLING STOCKHOLDERS



                                    By:  ______________________
                                          Michael C. Wood

                                    As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in
                                    Schedule II to this Agreement.



                                    KNOWLEDGE UNIVERSE, L.L.C.


                                    By:  ______________________
                                         Name:
                                         Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.

By:  Salomon Smith Barney Inc.

By:  _______________________
     Name:
     Title:

By:  Merrill Lynch, Pierce, Fenner & Smith
               Incorporated


By:  _______________________
     Name:
     Title:


For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I


                                            NUMBER OF UNDERWRITTEN SECURITIES TO
UNDERWRITERS                                BE PURCHASED
------------                                ------------
Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.






                                            -----------------
      Total
                                            =================

                                   SCHEDULE II

                               NUMBER OF UNDERWRITTEN  MAXIMUM NUMBER OF OPTION
                               SECURITIES TO BE SOLD   SECURITIES TO BE SOLD
                               ---------------------   ---------------------
COMPANY:

SELLING STOCKHOLDERS:

Timothy M. Bender
6401 Hollis Street
Suite 150
Emeryville, CA  94608
Fax :  (510) 420-5001

David J. Conroy
130-D Knowles Drive
Los Gatos, CA  95032
Fax:

Mark B. Flowers
130-D Knowles Drive
Los Gatos, CA  95032
Fax:

Robert W. Lally
6401 Hollis Street
Suite 150
Emeryville, CA  94608
Fax :  (510) 420-5001

Lawrence Lynch
6401 Hollis Street
Suite 150
Emeryville, CA  94608
Fax :  (510) 420-5001

L. James. Marggraff
130-D Knowles Drive
Los Gatos, CA  95032
Fax:


                               -------------
      Total
                               =============

                                                                         ANNEX A

List of subsidiaries:

Leap Frog Toys (UK) Limited
LeapFrog (HK) Limited
Leap Frog Japan, Inc.
NT2 LLC
Ubiquity LLC

                                                                     EXHIBIT A-1

[FORM OF LOCK-UP AGREEMENT]





        [LETTERHEAD OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER OF
                          LEAPFROG ENTERPRISES, INC.]


                           LeapFrog Enterprises, Inc.
                         Public Offering of Common Stock


                                                                          , 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between LeapFrog Enterprises, Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Class A Common Stock, $0.0001 par value (the "Class A Common Stock"), of the Company.

            In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement, other than shares of Class A Common Stock disposed of as bona fide gifts approved by Merrill Lynch and Salomon Smith Barney Inc.

            If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                    Yours very truly,

                                    [SIGNATURE OF OFFICER, DIRECTOR OR
                                    MAJOR STOCKHOLDER]

[NAME AND ADDRESS OF OFFICER, DIRECTOR OR MAJOR STOCKHOLDER]

                                                                     EXHIBIT A-2

[FORM OF LOCK-UP AGREEMENT]

                        [LETTERHEAD OF KU-RELATED PARTY]


                           LeapFrog Enterprises, Inc.
                         Public Offering of Common Stock


                                                                          , 2002

Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

            This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between LeapFrog Enterprises, Inc., a Delaware corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Class A Common Stock, $0.0001 par value (the "Class A Common Stock"), of the Company.

            In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreement, except for (i) the issuance of the Securities pursuant to the Underwriting Agreement, (ii) the transfer of shares of capital stock of the Company pursuant to the options described in the Registration Statement in footnotes 4, 9, 17 and 20 to the table under the heading "Principal and Selling Stockholders," (iii) the transfer of shares of capital stock of the Company to any affiliates and/or members of Knowledge Universe, L.L.C. or to any of their respective affiliates and/or members and (iv) the transfer of shares of capital stock of the Company as bona fide gifts approved by Merrill Lynch and Salomon Smith Barney Inc., provided that any transferee pursuant to the foregoing clauses (ii) and (iii) agrees to be bound by the terms of this letter.

            If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.


                                    Yours very truly,

                                    [SIGNATURE KU-RELATED PARTY]

[NAME AND ADDRESS OF KU RELATED PARTY]

                                                                       EXHIBIT B

[Letterhead of Cooley Godward LLP]

July ___, 2002



Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013


RE:   PUBLIC OFFERING OF ____________ SHARES OF CLASS A
      COMMON STOCK OF LEAPFROG ENTERPRISES, INC.

Ladies and Gentlemen:

We have acted as counsel for LeapFrog Enterprises, Inc., a Delaware corporation (the "Company") and special counsel for those selling stockholders of the Company listed on Exhibit A hereto (the "Selling Stockholders"), in connection with the sale by the Company of ___________ shares of Class A Common Stock of the Company (the "Company Securities") and the sale by the Selling Stockholders of ___________ shares of Class A Common Stock of the Company (the "Selling Stockholder Securities"), all pursuant to that certain Underwriting Agreement dated June ___, 2002, by and among the underwriters listed on Schedule I thereto (the "Underwriters"), the Selling Stockholders and the Company (the "Agreement"). We are rendering this opinion pursuant to Sections 6(b) and 6(c) of the Agreement. The Company Securities and the Selling Stockholder Securities are referred to collectively herein as the "Securities." Except as otherwise defined herein, capitalized terms used herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the various parties and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion "to our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company or by the Selling Stockholders covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by (i) the Company of the Agreement, (ii) the Attorney-in-Fact on behalf of the Selling Stockholders of the Agreement and the Custody Agreement, and (iii) the Selling Stockholders of their respective Powers of Attorney) where authorization, execution and delivery are prerequisites to the effectiveness of such documents. We have also assumed: that all individuals executing and delivering documents in their individual capacities had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you and the several Underwriters; that each of the Underwriters has filed any required California franchise or income tax returns and paid any required California franchise income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreement, the Custody Agreement or any Power of Attorney that would modify or interpret the terms thereof or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America, the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. With regard to our opinions in paragraphs 8 and 15 with respect to compliance with any statute, law, rule, or regulation applicable to the Company or the Selling Stockholders, we are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof. Furthermore, we express no opinion with respect to compliance with state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters or clearance with the National Association of Securities Dealers, Inc. ("NASD").

With regard to our opinion in paragraph 2 below with respect to full payment of the outstanding capital stock of the Company, we have examined and relied upon a certificate executed by an officer of the Company to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable resolutions of the Board of Directors and any plan or agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto. We have assumed that the Underwriters have paid for the Securities in accordance with the terms of the Underwriting Agreement.

With regard to our opinion in paragraph 3 below with respect to legal or governmental proceedings and contracts and other documents required to be described in the Registration Statement or the Prospectus, we have relied solely upon (i) inquiries of officers of the Company, (ii) the list of agreements or other instruments filed by the Company as exhibits to the Registration Statement, (iii) an examination of the items on the aforementioned list, and (iv) an inquiry of attorneys within this firm who perform legal services for the Company. We have made no further investigation in connection therewith.

With respect to our opinion in paragraph 12 as to due execution of the Power of Attorney by each Selling Stockholder, we have relied on medallion guarantees of the execution of such documents and have not sought to independently verify such matters.

With respect to our opinion in paragraph 15 as to the effect of compliance by each Selling Stockholder with such Selling Stockholder's Power of Attorney, the Custody Agreement and the Agreement, we have relied upon certificates of the Selling Stockholders and have not sought to independently verify such matters.

With regard to our opinions in paragraphs 8, 12 and 15, we express no opinion as to enforceability of any rights to indemnity to the extent such rights may be limited by applicable laws.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

2. The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Selling Stockholder Securities) have been duly and validly authorized and issued and are fully paid and nonassessable; the Company Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to the Agreement, will be fully paid and nonassessable; the Selling Stockholder Securities are duly listed, and admitted and authorized for trading, on the New York Stock Exchange and the Company Securities are duly listed, and admitted and authorized for trading on the New York Stock Exchange, in each case subject to official notice of issuance and evidence of satisfactory distribution; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or, to our knowledge, other rights to subscribe for the Securities; and, except as set forth in the Prospectus, to our knowledge no options, warrants or other rights to purchase from the Company, agreements or other obligations to issue, or rights binding upon the Company to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

3. To our knowledge, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property of a character required to be disclosed in the Registration Statement which is not disclosed in the Prospectus as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Description of Capital Stock," "Shares Eligible for Future Sale" and "Tax Consequences to Non-United States Holders," insofar as such statements purport to summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and provide fair summaries of such legal matters, agreements, documents or proceedings.

4. The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and notes thereto or other financial or statistical data derived from the financial statements contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

5. The Agreement has been duly authorized, executed and delivered by the Company.

6. The Company is not and, after giving effect to the offering and sale of the Company Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

7. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Agreement, except such as have been obtained under the Act and except such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Agreement and in the Prospectus, or under the bylaws, rules and regulations of the NASD, as to which we express no opinion.

8. Neither the issue and sale of the Securities pursuant to the Agreement, nor the performance by the Company of its obligations set forth in the Agreement, will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the charter or by-laws of the Company,
      (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument filed as an exhibit to the Registration Statement;
      (iii) any statute, law, rule, or regulation applicable to the

      Company or (iv) to such counsel's knowledge, any judgment, order or decree applicable to the Company or its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except for the bylaws, rules and regulations of the NASD and state securities or blue sky laws, as to which we express no opinion.

9. To such counsel's knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

10. According to the records of the United States Patent and Trademark Office, the Company is the sole owner of record (under its current or former corporate name) of the United States trademark registrations listed on Exhibit B hereto (the "U.S. Trademark Registrations").

11. To such counsel's knowledge, each of the U.S. Trademark Registrations is in full force and effect and none of the U.S. Trademark Registrations is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such trademark registration or that would impair the validity of such trademark registration.

12. The Agreement and the Custody Agreement and Power of Attorney have been duly executed and delivered by the Selling Stockholders and the Custody Agreement and Power of Attorney are valid and binding on the Selling Stockholders, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

13. Assuming that (i) the certificate or certificates representing the Selling Stockholder Securities pursuant to the Agreement have been effectively endorsed in blank in accordance with Section 8304 of the California Commercial Code and (ii) neither the Underwriters, nor the agents acquiring possession of such Selling Stockholder Securities on their behalf, have notice of any adverse claim to such Selling Stockholder Securities, then, upon the Underwriters' acquiring possession of such certificate or certificates for such Selling Stockholder Securities (or the agent's acquiring possession of such certificate or certificates for such Selling Stockholder Securities on the Underwriters' behalf) and paying the purchase price therefor pursuant to the Agreement, each Underwriter will be a "protected purchaser" of such Selling Stockholder Securities to be purchased by it (within the meaning of Section 8303 of the California Commercial Code) and will acquire its interest in such Selling Stockholder Securities (including, without limitation, all rights that such Selling Stockholder had or has the power to transfer in such Selling Stockholder Securities) free of any adverse claim.

14. To our knowledge, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Selling Stockholder Securities by the Underwriters (as to which we express no opinion).

15. To our knowledge, neither the sale of the Selling Stockholder Securities pursuant to the Agreement, nor the performance by the Selling Stockholders of the obligations set forth in the Agreement will conflict with, result in a breach or violation of, or constitute a default under any law, statute or regulation or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company and with its certified public accountants, as well as with representatives of the Underwriters and their counsel. At such conferences, the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not independently verified and accordingly are not confirming and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. On the basis of the foregoing, no facts have come to our attention that has caused us to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which we express no belief) at the Effective Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial data and statistical data derived therefrom, as to which we express no belief) as of its date or the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

This opinion is intended for the sole benefit of the several Underwriters and may not be made available to or relied upon by any other person, firm or entity without our prior written consent.

Very truly yours,

Cooley Godward LLP


By:  ____________________
      Kenneth L. Guernsey

                                    EXHIBIT A



                              SELLING STOCKHOLDERS



Timothy M. Bender

David J. Conroy

Mark B. Flowers

Robert W. Lally

Larry C. Lynch

L. James Marggraff

                                    EXHIBIT B



                          U.S. TRADEMARK REGISTRATIONS

                                                                       EXHIBIT C

[Letterhead of Townsend and Townsend and Crew LLP]



                                                            ______________, 2002



Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Banc Alex Brown
U.S. Bancorp Piper Jaffray
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013
Ladies and Gentlemen:

      We have acted as special intellectual property counsel to LeapFrog Enterprises, Inc. ("Company"), a Delaware corporation. Our representation of LeapFrog Enterprises is currently limited to patent matters including patent prosecution and patent litigation. This opinion is being rendered to you pursuant to Section 6(e) of the Underwriting Agreement, dated [ ], 2002 (the "Underwriting Agreement"), between the Company and Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Banc of America Securities LLC, Bear, Stearns & Co. Inc., Deutsche Banc Alex Brown, U.S. Bancorp Piper Jaffray, as representatives of the several underwriters named on Schedule I thereto (the "Underwriters"). Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

      We are familiar with the efforts of the Company to obtain patents in the United States and abroad. In connection with this opinion, we have reviewed the following documents and performed the following actions (collectively, the "Review"):

      (i) We have reviewed the portions of the Company's Registration Statement on Form S-1 (Registration No. 333-86898 (the "Registration Statement")), entitled ["Risk Factors - Third parties have claimed and may claim in the future that we are infringing their intellectual property, which may cause us to incur significant litigation or licensing expenses or to stop selling some of our products," "Risk Factors - Our intellectual property rights might not prevent our competitors from using our technologies or similar technologies to develop competing products, which could weaken our competitive position and reduce our revenues," "Business - Intellectual Property" and "Business -- Legal Proceedings"] (collectively, "the Intellectual Property Portion").

      (ii) We have also reviewed all records, documents, instruments and agreements in our possession or under our control relating to patent matters of the

Company, including those relating to the Company's patents and patent applications identified in Schedule A attached hereto. In performing our review of such records, documents, instruments and agreements, we have assumed the genuineness of all signatures on the copies of such records, documents, instruments and agreements submitted to us as certified, conformed or photographic copies.

      (iii) We have had discussions with officers and representatives of the Company responsible for the development, protection and/or enforcement of patents for the Company in order to review the status of the Company's patents.

      Based upon and subject to (i) our knowledge of the Company's patent matters from our representation of the Company and (ii) the Review, we are of the opinion that:

            (1) To the best of our knowledge, actions undertaken in the operation of the Company's business do not constitute infringement or misappropriation of any U.S. or foreign patent, copyright, trademark, trade secret or other proprietary right of any third party or otherwise conflict with or violate the patent rights of any third party and except as disclosed in the Registration Statement, no actions, claims or proceedings have been asserted or are pending or threatened against the Company alleging any of the foregoing.

            (2) The Intellectual Property Portion of the Registration Statement contains accurate and complete descriptions of the Company's patent applications and issued patents and fairly summarizes the legal matters, documents and proceedings relating thereto.

            (3) To the best of our knowledge, at least 18 United States patents have issued to the Company, wherein the Company is the sole assignee and the assignments are of record with the U.S. Patent and Trademark Office or have been submitted for recording with the U.S. Patent and Trademark Office, and such patents are being duly maintained by the Company and are in full force and effect. With respect to patents that have been assigned to the Company, we have no reason to believe that such assignments are invalid.

            (4) To the best of our knowledge, at least 36 United States patent applications have been filed on behalf of the Company in the U.S. Patent and Trademark Office; such pending patent applications have been properly prepared as to form and have been assigned solely to the Company, which assignments are either recorded in the U.S. Patent and Trademark Office or have been submitted for recording in the U.S. Patent and Trademark Office; and each of such patent applications is being diligently prosecuted by the Company. With respect to patent applications that have been assigned to the Company, we have no reason to believe that such assignments are invalid.

            (5) To the best of our knowledge, at least 14 foreign patents are assigned solely to the Company and at least 26 foreign patent applications assigned to the Company have been filed.

            (6) To the best of our knowledge, there are no legal or government proceedings relating to the patent rights of the Company, other than patents pending, to which the Company is a party and no such proceedings are threatened or contemplated by government authorities or others.

            (7) To the best of our knowledge, no patents owned by the Company are subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such patents or that would impair the validity or enforceability of such patents.

            (8) We have no reason to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Intellectual Property Portion in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Intellectual Property Portion in the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            This opinion letter is furnished to you as the underwriter and solely for your benefit and may not be made available to or relied upon by any other person, firm or entity without our prior written consent. The foregoing information is being furnished as of the date of this letter, and we do not undertake any advisory obligations after this date if knowledge hereafter would result in a change herein.


                                    Very truly yours,

                  Schedule A (Patents and Patent Applications)

                                                                       EXHIBIT D

[Letterhead of Latham & Watkins]

                               [__________], 2002


Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
   388 Greenwich Street
   New York, New York 10013

            Re:  LeapFrog Enterprises, Inc.; Knowledge Universe, L.L.C.

Ladies and Gentlemen:

      We have acted as special counsel to LeapFrog Enterprises, Inc., a Delaware corporation ("LEAPFROG"), in connection with the sale to you and the other Underwriters on the date hereof by LeapFrog and the Selling Stockholders (as defined below) of 9,000,000 shares of Class A common stock of LeapFrog, par value $.0001 per share (the "Securities"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, filed with the Securities and Exchange Commission on April 24, 2002 (File No. 333-86898), as amended to date, and an underwriting agreement dated [__________], 2002 among you, the selling stockholders named in the underwriting agreement (the "SELLING STOCKHOLDERS"), Knowledge Universe, L.L.C., a Delaware limited liability company ("KU"), and LeapFrog (the "UNDERWRITING AGREEMENT").

      This opinion is being rendered to you pursuant to Section 6(e) of the Underwriting Agreement. Capitalized terms defined in the Underwriting Agreement used herein without definition have the meanings assigned to them in the Underwriting Agreement.

      As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a statement is qualified as to knowledge (in which case we have with your consent made no or limited inquiry as specified below). We have examined, among other things, the following:

            (a) The Underwriting Agreement;

            (b) The [relevant charter, limited liability company agreement or other organizational documents or by-laws to be listed] of KU;

            (c) The [relevant charter, limited liability company agreement or other organizational documents or by-laws to be listed] of Knowledge Universe II LLC ("KU II");

            (d) The [relevant charter, limited liability company agreement or other organizational documents or by-laws to be listed] of Knowledge Kids, L.L.C. ("KKIDS");

            (e) The [relevant charter, limited liability company agreement or other organizational documents or by-laws to be listed] of Knowledge Universe Learning Group, LLC ("KU LEARNING" and, together with KU, KU II and KKids, the "KU ENTITIES");

            (f) Information available by docket searches under KU's name made on [__________], 2002 at the United States District Court for the Central District of California, the United States Bankruptcy Court for the Central District of California, the Los Angeles County Superior Court, the New York County Supreme Court and the New Castle County Court of Chancery (collectively, the "DOCKET SEARCHES"); and

            (g) Such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

      The documents described in subsections (b) - (e) above are referred to herein collectively as the "GOVERNING DOCUMENTS."

      As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the KU Entities, LeapFrog and others, including the representations and warranties of KU in the Underwriting Agreement. We have not independently verified such factual matters.

      Whenever a statement herein is qualified as to knowledge or a similar phrase, it is intended to indicate that those attorneys in the firm responsible for preparing this opinion, after consultation with such other attorneys in the firm and review of such documents in our possession as they consider appropriate, do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

      We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of California and the Delaware General Corporation Law, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state. Our opinions set forth in paragraph 4 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to underwritten public offerings of common equity securities.

      Subject to the foregoing and the other matters set forth herein, it is our opinion that, as of the date hereof:

            1. KU is validly existing and in good standing under the laws of the State of Delaware, with limited liability company power and authority to enter into the Underwriting Agreement and perform its obligations thereunder.

            2. To our knowledge, there is no action, suit, proceeding or investigation currently pending against KU before any court, governmental authority or arbitrator that questions the validity of the Underwriting Agreement or the ability of KU to enter into, and perform its obligations under, the Underwriting Agreement. With respect to the foregoing opinion, with your permission, we are relying solely upon our knowledge, certificate(s) of officers of KU and the Docket Searches. We call to your attention the fact that docket searches may be unreliable and may not accurately reflect proceedings before the respective courts. We have not undertaken any independent investigation to determine the accuracy of the Docket Searches.

            3. The execution, delivery and performance of the Underwriting Agreement have been duly authorized by all necessary limited liability company action on the part of KU, and the Underwriting Agreement has been duly executed and delivered by KU.

            4. To our knowledge, the issue and sale of the Securities by LeapFrog pursuant to the Underwriting Agreement will not:


                  (i) violate the Governing Documents; or

                  (ii) violate any federal or State of California statute, rule or regulation applicable to any of the KU Entities.

            5. To our knowledge, none of KU or its consolidated subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      This opinion is rendered only to you as Representatives of the several Underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                       Very truly yours

                                       [DRAFT]

                                                                       EXHIBIT E

                          [Maron & Sandler Letterhead]


                                      DRAFT



                              ______________, 2002







Salomon Smith Barney Inc.
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

                         Re: LeapFrog Enterprises, Inc.

Ladies and Gentlemen:

      We have acted as special counsel to LeapFrog Enterprises, Inc., a Delaware corporation (the "COMPANY"), in connection with the sale to you and the other Underwriters on the date hereof by the Company of 9,000,000 (the "SHARES") of Class A Common Stock of the Company, par value $0.0001 per share (the "CLASS A COMMON STOCK"), pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended (the "ACT"), filed with the Securities and Exchange Commission (the "COMMISSION") on April 24, 2002 (File No. 333-86898), as amended by Amendment No. 1 filed with the Commission on May 30, 2002, Amendment No. 2 filed with the Commission on June 24, 2002, and Amendment No. 3 filed with the Commission on ______________, 2002 (collectively, the "REGISTRATION STATEMENT"), a Prospectus dated ______________, 2002 filed with the Commission pursuant to Rule 424(b) under the Act (the "PROSPECTUS") and an underwriting agreement dated ______________, 2002 between you, as Representatives of the several Underwriters named in Schedule I to the underwriting agreement, the Company, Knowledge Universe, L.L.C., a Delaware limited liability company ("KU"), and the Selling Stockholders (the "UNDERWRITING AGREEMENT"). This opinion is being rendered to you pursuant to
Section 6(f) of the Underwriting Agreement.

      As used in this letter, the term "Relevant KU Entities" has the same meaning given to that term in the Underwriting Agreement, except that for purposes of this letter such term shall exclude Mollusk LLC and any direct or indirect owner of Mollusk LLC so long as such direct or indirect owner is not controlled directly or indirectly by Michael R. Milken or Lowell J. Milken.

      As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this letter, except where a statement is qualified as to knowledge (in which case we have with your consent made no or limited inquiry as provided below). In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies.

      As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company, the Relevant KU Entities and others, including the representations and warranties of the Company and KU in the Underwriting Agreement. We have not independently verified such factual matters.

      Whenever a statement herein is qualified as to knowledge or a similar phrase, it is intended to indicate that those attorneys in this firm responsible for preparing this opinion, after consultation with such other attorneys in this firm and review of such documents in our possession as they consider appropriate, do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement.

      We are opining herein as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of California, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or as to any matters of municipal law or the laws of any local agencies within any state.

      Capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement.


                  Subject to the foregoing and the other matters set forth
            herein, it is our opinion that, as of the date hereof:

      1. To our knowledge, there is no franchise, contract or other document to which any Relevant KU Entity is a party that is required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.

      2. To our knowledge, neither the issue and sale of the Securities by the Company pursuant to the Underwriting Agreement, nor the performance by KU of its obligations set forth in the Underwriting Agreement, will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of any Relevant KU Entity pursuant to:

            a. the charter, limited liability company agreement, or
               other organizational document of any Relevant KU Entity;

            b. the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other material agreement, obligation, condition, covenant or instrument to which any Relevant KU Entity is a party or bound or to which its or their property is subject; or

            c. any statute, law, rule, regulation, judgment, order or decree applicable to any Relevant KU Entity of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any Relevant KU Entity or any of its or their properties.

      3. To our knowledge, the ownership by the controlling owners of KU of, and the activities of such owners in connection with their ownership of the Company, and any activities undertaken by such persons or entities on behalf of or in connection with or affecting the Company and its subsidiaries since the organization of the Company, have not conflicted or violated, and do not conflict with or violate, any law, statute, regulation, court order or other legally binding agreement or document, in each case, binding upon or affecting such persons or entities, including without limitation any of the foregoing imposed or applicable pursuant to Securities and Exchange Commission v. Drexel Burnham Lambert Incorporated, et al. (S.D.N.Y. 1990) and Securities and Exchange Commission v. Michael R. Milken et al. (S.D.N.Y. 1998), except for conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

      4. Ridgeview Associates LLC is controlled only by Michael R. Milken and Lowell J. Milken.

            In addition, although we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have not made any independent check or verification thereof, no facts have come to our attention that have caused us to believe that the KU Information in the Registration Statement on the Effective Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the KU Information in the Prospectus as of its date and on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules and other financial data or exhibits included in, or omitted from, the Registration Statement or the Prospectus.

      In rendering the opinions set forth above insofar as they require interpretation of the agreements filed as exhibits to the Registration Statement, (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles that would result in application of the internal laws of any other state, and (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving such questions. We advise you that certain of the agreements filed as a exhibits to the Registration Statement may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such agreements.

            This opinion is rendered only to you as Representatives of the several Underwriters under the Underwriting Agreement and is solely for the benefit of the Underwriters in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                    Very truly yours,